UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report October 23, 2000


                 TRUST CREATED BY PNC MORTGAGE ACCEPTANCE CORP.
              (under a Pooling and Servicing Agreement dated as of
            October 1, 2000, which Trust is the Issuer of
             Commercial Mortgage Pass-Through Certificates 2000-C2) (Exact name of registrant as specified in its charter)


      Missouri                         333-95447-01                Applied For
(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                               Identification)


           210 West 10th Street, 6th Floor, Kansas City Missouri   64105
              (Address of principal executive offices)           (zip code)


        Registrant's telephone number, including area code: 816-435-5000


                             ----------------------




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Item 2.   Acquisition or Disposition of Assets.

          On October 23, 2000, a single series of certificates entitled Series 2000-C2 Commercial Mortgage Pass-Through Certificates (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated October 1, 2000, among PNC Mortgage Acceptance Corp., as depositor (the "Depositor"), Midland Loan Services, Inc., as master servicer and special servicer, LaSalle Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of 20 classes identified as the "s", the "Class A-2 Certificates", the "Class X Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class V Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates", respectively. The Certificates were issued in exchange for, and to evidence the entire beneficial ownership interest in, the assets of a trust fund consisting primarily of a segregated pool of commercial and multifamily loans (the "Mortgage Loans"), having, as of the close of business on October 1, 2000, [except for two loans that are as of the close of business on October 3, 2000 and October 10, 2000,] an aggregate principal balance of $1,076,087,272, after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired the Mortgage Loans from Midland Loan Services, Inc. ("MLS"), CIBC Inc. and Morgan Stanley Dean Witter Mortgage Capital Inc. pursuant to certain mortgage loan purchase agreements between said respective parties and the Depositor. The Depositor caused the Mortgage Loans to be transferred to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Class A-1, Class A-2, Class B, Class C and Class D Certificates to Morgan Stanley & Co. Incorporated, PNC Capital Markets, Inc., CIBC World Markets Corp. and Deutsche Bank Securities Inc. (collectively, the "Underwriters"), pursuant to an underwriting agreement dated October 13, 2000 (the "Underwriting Agreement") among the Depositor, MLS and the Underwriters. The Pooling and Servicing Agreement is attached hereto as Exhibit
4.1 and the Underwriting Agreement is attached hereto as Exhibit 1.1.
     The initial notional amount or principal balance for each class of Certificates (other than the Class V, Class R-I, Class R-II and Class R-III Certificates which do not have a principal balance or notional amount) are set forth below.


                   -------------------------------------------
                                  Initial Aggregate Notional
                   Class          Amount or Principal Balance
                   -------------------------------------------
                   Class A-1             $200,600,000
                   -------------------------------------------
                   Class A-2             $619,916,000
                   -------------------------------------------
                   Class X               $1,076,087,2721
                   -------------------------------------------
                   Class B               $43,044 ,000
                   -------------------------------------------
                   Class C               $48,423,000
                   -------------------------------------------
                   Class D               $13,452,000
                   -------------------------------------------
                   Class E               $13,451,000
                   -------------------------------------------
                   Class F               $18,831,000
                   -------------------------------------------
                   Class G               $16,141,000
                   -------------------------------------------
                   Class H               $18,832,000
                   -------------------------------------------
                   Class J               $29,592,000
                   -------------------------------------------
                   Class K               $8,071,000
                   -------------------------------------------
                   Class L               $8,071,000
                   -------------------------------------------
                   Class M               $10,761,000
                   -------------------------------------------

--------
1 Notional Amount

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                   -------------------------------------------
                   Class N               $5,380,000
                   -------------------------------------------
                   Class O               $21,522,272
                   -------------------------------------------


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 1.1 Underwriting Agreement by and between PNC Mortgage Acceptance Corp, Midland Loan Services, Inc., Morgan Stanley & Co. Incorporated, PNC Capital Markets, Inc., CIBC World Markets Corp. and Deutsche Bank Securities Inc.

Exhibit 4.1 Pooling and Servicing Agreement dated as of October 1, 2000 by and between PNC Mortgage Acceptance Corp, Midland Loan Services, Inc., LaSalle Bank National Association and ABN AMRO Bank N.V.





                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          MIDLAND LOAN SERVICES, INC., not in its individual capacity but solely as a duly authorized agent of Registrant pursuant to Section 3.20 of the Pooling and Servicing Agreement dated as of October 1, 2000


                          By:      /s/ Lawrence D. Ashley

                                   ---------------------------------------
                          Name:    Lawrence D. Ashley
                          Title:   Senior Vice President


Date:  November 6, 2000